CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
Supplement to
Calvert Variable Products Prospectus
dated April 30, 2014
Date of Supplement: December 12, 2014
Change in Portfolio Managers for Calvert VP SRI Large Cap Value Portfolio
The table under “Portfolio Management” in the Fund Summary for Calvert VP SRI Large Cap Value Portfolio on page 10 is revised and restated as follows:
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Rachel Volynsky, CFA	Vice President & Senior Portfolio Manager, Calvert	Since December 2014
Natalie A. Trunow	Senior Vice President, Chief Investment Officer - Equities, Calvert	Since December 2014
Yvonne M. Bishop, CFA	Assistant Portfolio Manager, Calvert	Since July 2000
The table under “Management of Portfolio Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert VP SRI Large Cap Value Portfolio” on page 20 is revised and restated as follows:

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Rachel Volynsky, CFA
July 2014-present: Vice President and Senior Portfolio Manager, Calvert.
August 2010-July 2014: Vice President and Portfolio Manager, Invesco-Canada
July 2000-May 2009: Vice President and Portfolio Manager, TD Asset Management
Lead Portfolio Manager
Yvonne M. Bishop, CFA	Assistant Portfolio Manager, Calvert.	Co-Portfolio Manager
Natalie A. Trunow	Senior Vice President, Chief Investment Officer - Equities for Calvert, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios.	Co-Portfolio Manager